Exhibit 10.41

SECOND AMENDMENT
TO

PHARMACEUTICAL MANUFACTURER SERVICES AGREEMENT

This Second Amendment to Pharmaceutical Manufacturer Services Agreement (this “Amendment”) is made and entered into as of October 6, 2014 by and between CORCEPT THERAPEUTICS INCORPORATED, a Delaware corporation (“Client” or “Corcept”), and DOHMEN LIFE SCIENCE SERVICES, LLC (AS SUCCESSOR-IN-INTEREST TO CENTRIC HEALTH RESOURCES, INC.), a Wisconsin limited liability company (“DLSS”).

WHEREAS, Client and DLSS entered into that certain Pharmaceutical Manufacturer Services Agreement dated effective as of May 21, 2013, as amended (the “Agreement”); and

WHEREAS, the parties hereto now desire to amend and supplement the Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, the parties agree as follows:

1. Defined Terms. All capitalized terms not specifically defined herein will have the meanings given to such terms in the Agreement.

2. References to DLSS & CHR. All references to DLSS and CHR in the Agreement or this Amendment shall mean Dohmen Life Science Services, LLC.

3. Additional Services.  In accordance with Section 2.6 of the Agreement, the parties hereto agree that DLSS shall perform the additional services set forth in Schedule  A attached to this Amendment (the “Second Amendment Services”).  All references in the Agreement to the term “Services” shall include the Second Amendment Services.  DLSS shall invoice Client on a monthly basis for the Second Amendment Services according to the pricing set forth in Schedule B  attached to this Amendment, and subject to the terms set forth in Article IV of the Agreement.

4. Amendment to Reporting Fee.  Description (4) Reporting contained in Exhibit B - Pricing Schedule of the Agreement is hereby amended and restated as set forth below.  All other fees contained in Exhibit B shall remain in full force and effect.

DESCRIPTION	FEE	TIMING
(4) Reporting	[***]	[***]

5. Amendment to Exhibit B. The following is hereby added at the end of Exhibit B - Pricing Schedule of the Agreement:

The Fee set forth in Description #2 and #4 above will each be automatically adjusted by DLSS, effective as of January 1 of each calendar year, commencing with January 1, 2015, by the annual average percentage increase in the Consumer Price Index (“CPI-U”),

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

U.S. City Average, All Items, published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor (or if the Index is no longer published or issued, any successor index or other reliable governmental or nonpartisan publication evaluating the information previously used in the determination of the index that is mutually selected by the parties) for the most recently completed 12 month period for which the CPI-U percentage is available at the time the adjustment calculation is performed by DLSS.

6. Miscellaneous.

(a) Except as otherwise expressly amended herein, all terms and provisions of the Agreement shall remain in full force and effect.

(b) In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

(c) This Amendment shall be governed by and construed in accordance with the laws of the State of Missouri.

(d) This Amendment may be executed simultaneously in two or more counterparts, and by PDF or other electronic transmission, each of which counterparts shall be deemed an original, but all of which together shall constitute one and the same instrument, provided that all such counterparts, in the aggregate, shall contain the signatures of all parties hereto.

[Signature Page(s) to Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by duly authorized representatives as of the date first set forth above.

DOHMEN LIFE SCIENCE SERVICES, LLC

By: /s/ Cynthia Laconte _____________________________________

Name: Cynthia Laconte ___________________________________

Title: CEO ____________________________________

CORCEPT THERAPEUTICS INCORPORATED

By: /s/ Steven Lo _____________________________________

Name: Steven Lo ___________________________________

Title: SVP, Chief Commercial Officer ____________________________________

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SCHEDULE  A

DLSS and Corcept will create a customized operational blue print outlining the specifications to guide the implementation for the Korlym 3PL service program including order to cash management, order fulfillment, logistics and distribution support, invoicing and cash collections, inventory management, and reporting services (the “3PL Program”).

For all purposes of the Agreement, the term “Program” shall include the 3PL Program.

    The services to be included in the 3PL Program shall be as follows:

A.	Third Party Logistics:
•	Corcept’s current 3PL services will be transferred from current vendor to DLSS effective October, 2014
•	DLSS will receive and fulfill orders from [***] or any successor or additional Corcept specialty distribution customers participating in Program services (collectively referred to as “Customer”)
•	DLSS will be the exclusive provider for distributing Korlym to Customer for orphan product indications
•	DLSS will receive inventory, including the initial stocking order, from Corcept’s 3PL, ICS, located in Louisville, KY and Product manufacturer, AAIPharma, located in Wilmington, NC
•	Korlym will be stored and shipped at ambient (20-25ºC) conditions
•	Corcept will supply Korlym in 28 or 280 count bottles packaged 12 bottles per case
•	DLSS will store Product at two sites, one located in Memphis, TN and the other located in Chesterfield, MO
•	DLSS will manage the transfer of Product from Memphis to Chesterfield (upon approval from Corcept) in support of a “Just-in-Time” inventory supply
•

DLSS is expected to store [***] months of Product inventory at the Chesterfield location and [***] months of inventory at the Memphis location on a monthly basis Monthly orders received will be in the range of [***] per month

•	The average order size will be approximately [***] of Product per order
•	DLSS will receive Product directly from Corcept’s manufacturing partner on a go forward basis
•	DLSS will inventory on average [***] pallets of Product on a monthly basis
•	DLSS will manage DLSS-located inventory
•	DLSS shall ship all Product on a First Expired First Out (“FEFO”) basis unless otherwise directed and/or agreed upon by Corcept
•	Product shall be shipped according to Corcept’s recommendations and specification, with packing materials to be agreed between Corcept and DLSS
•	DLSS will oversee and manage all Product returned from customers
•	DLSS will manage the disposition of returned Product based upon Corcept’s instructions
•	DLSS will develop and manage Corcept program specific SOPs in accordance with Corcept’s specifications and approval

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.	Invoicing and Accounts Receivable:
•	Corcept will be responsible for managing Customer purchase price and communicated such pricing to DLSS
•	Corcept will managing Customer chargebacks, as applicable, relating to processed orders
•	DLSS will managing the invoicing and billing to Customer for orders placed on a monthly basis
•	DLSS will contact the appropriate parties in accordance with Corcept program specific SOPs
•	DLSS will manage collections efforts in accordance with Customer pricing schedule as directed by Corcept
•	DLSS will maintain the ability to process credit card payments
•	DLSS will develop and manage Corcept program specific SOPs in accordance with Corcept’s specifications and approval

C.	Data & Reporting:
•	DLSS will provide reporting to Corcept including billing and collections, inventory, and distribution reports
•	Inventory reporting will include DLSS receipts, shipments, on-hand, on hold, returns
•	DLSS will maintain an operations system for the purposes of order processing, distribution, billing of Customer and management of accounts receivables
•	DLSS will maintain and track shipments
•	DLSS will track distributed Korlym, by appropriate lot number
•	DLSS will provide other data as requested and agreed to by both parties

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SCHEDULE  B

PRICING SCHEDULE

Description	Fee	Timing

1) Design and Development Implementation Services - Administration and initial Client and Product set up and implementation including: logistical and distribution planning, set-up and training, order to cash setup, and fulfillment.

	[***]	One Time
2) Distribution, Fulfillment, Storage, Order to Cash, Customer Service, Invoicing and A/R Management, Inventory and Returns management, and Chargeback support for Product	[***]	[***]
3) Reporting – Real-time reporting via online portal	[***]	[***]
4) Supplies	Pass through actual costs	Per Shipment
5) Shipping Fees	Pass through actual costs	Per Shipment
6) Special Project Services (Ad-hoc) Estimate of time and cost to be provided by DLSS and approved by Corcept prior to start of work.	[***]	Per Hour

The Fee set forth in Description #2 and #3 above will each be automatically adjusted by DLSS, effective as of January 1 of each calendar year, commencing with January 1, 2015, by the annual average percentage increase in the Consumer Price Index (“CPI-U”), U.S. City Average, All Items, published monthly by the Bureau of Labor Statistics of the U.S. Department of Labor (or if the Index is no longer published or issued, any successor index or other reliable governmental or nonpartisan publication evaluating the information previously used in the determination of the index that is mutually selected by

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the parties) for the most recently completed 12 month period for which the CPI-U percentage is available at the time the adjustment calculation is performed by DLSS.

Payment Terms

Invoice for services issued on the first of each month for the prior month, due net 30 from receipt date of invoice.  Service charges will apply for each day past the due date at a rate of 1.5% per month.

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